UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4551

Smith Barney Equity Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31
Date of reporting period: January 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SOCIAL AWARENESS FUND

CLASSIC SERIES | ANNUAL REPORT | JANUARY 31, 2005

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Annual Report • January 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND
CHARLES P. GRAVES III, CFA PORTFOLIO MANAGER	ELLEN S. CAMMER PORTFOLIO MANAGER	EUGENE J. KIRKWOOD PORTFOLIO MANAGER
CHARLES P. GRAVES III, CFA

Charles P. Graves III, CFA has 20 years of securities business experience and has co-managed the fund since 2001. Education: BA from Hamilton College; MBA from Columbia University	What’s Inside

	Letter from the Chairman	1
	Manager Overview	3
	Fund at a Glance	7
	Fund Expenses	8
ELLEN S. CAMMER	Fund Performance	10
	Historical Performance	11
Ellen S. Cammer has 23 years of securities business experience and has co-managed the fund since 1995. Education: BFA from Windham College; MBA from Fordham University	Schedule of Investments	12
	Statement of Assets and Liabilities	19
	Statement of Operations	20
	Statements of Changes in Net Assets	21
	Financial Highlights	22
	Notes to Financial Statements	24
	Report of Independent Registered Public Accounting Firm	31
EUGENE J. KIRKWOOD	Additional Information	32
	Important Tax Information	35
Eugene J. Kirkwood has 18 years of securities business experience and has co-managed the fund since 2004.

Education: B.S. in Economics and Finance from University of Scranton

FUND OBJECTIVE

The fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The fund also normally invests between 15% and 35% of its assets in fixed-income securities.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Despite concerns about rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the one-year period ended January 31, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The estimate for fourth quarter GDP growth was 3.1%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30,

2004-the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, and December 2004, bringing the target for the federal funds rate to 2.25%. On February 2, 2005, after the fund’s reporting period ended, the Fed raised rates another 0.25% to 2.50%.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Regardless of the economic expansion and higher interest rates, the overall bond market surprised many people by generating positive returns for the one-year period ended January 31, 2005. The Lehman Brothers Aggregate Bond Indexiv returned 4.16%.

The U.S. stock market also generated positive results, with the S&P 500 Index[v] returning 6.22%. During much of the period, stocks traded in a fairly narrow range, as the issues listed above caused many investors to remain on the sidelines. However, in late October 2004, equities in both the U.S. and abroad began to rally sharply. With the uncertainty of the presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The market’s ascent continued in November and December, before weakening and giving back some of its gains in January 2005.

Looking at the fiscal year as a whole, value-oriented stocks significantly outperformed their growth counterparts. In addition, small- and mid-capitalization stocks generally outperformed their larger brethren.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 1, 2005

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MANAGER OVERVIEW

Performance Review

For the 12 months ended January 31, 2005, Class A shares of the Smith Barney Social Awareness Fund, excluding sales charges, returned 4.05%. In comparison, the fund’s unmanaged benchmarks, the Lehman Brothers Government/Credit Bond Indexvi and the S&P 500 Index returned 3.97% and 6.22%, respectively, for the same period. The Lipper Flexible Portfolio Funds Category Average[1] was 5.79%.

PERFORMANCE SNAPSHOT AS OF JANUARY 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Social Awareness Fund — Class A shares	5.93%	4.05%
Lehman Brothers Government/ Credit Bond Index	4.02%	3.97%
S&P 500 Index	8.15%	6.22%
Lipper Flexible Portfolio Funds Category Average	7.54%	5.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 5.53% and Class C shares returned 5.52% over the six months ended January 31, 2005. Excluding sales charges, Class B shares returned 3.25% and Class C shares returned 3.28% over the twelve months ended January 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 390 funds for the six-month period and among the 367 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

Equity Market Overview

The stock market continues to act as history suggests it should. In 2003, Steve Leuthold of The Leuthold Group published a study of stock market recoveries after corrections of 20% or more. The study concluded that the majority of stock market gains in the recovery phase occur in the first year after the end of the market decline. In 2003, the S&P 500 Index was up 28.7%. Typically, additional gains can be expected in the second year of a market recovery, but are generally not as robust as those experienced the first year. True to form, in 2004, the S&P 500 Index gained 10.9%. The data for the third year is mixed. Approximately half the time the market rose and half the time the market declined.

For the past year, headline news has been quite negative, including growing deficits (budget, trade and current account), the war in Iraq, a declining dollar, listless job growth and persistently high energy prices. But none of these concerns are new and, to some extent, potentially reflected in current stock prices. Any positive news regarding these issues would be a surprise and could potentially have a beneficial impact on the market. For instance, after the success of the Iraqi elections, the S&P 500 Index rallied 3.0%. Also, the Fed model (an approach to market valuation that compares earnings yields to bond yields) continues to suggest that stocks are inexpensive relative to current bond yields. With valuation support and much bad news priced in, we believe 2005 will be another year of modest stock market gains.

Fixed-Income Market Overview

As the year began, sentiment was rather universal that interest rates would rise and they did as the year unfolded. The yield on two-year Treasury securities rose roughly 1.25% as the Fed began to raise the federal funds target rate at the end of June 2004. This was followed by a series of four additional 25-basis-point hikes, bringing the rate to 2.25% by year-end. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Coupled with the Fed seeking to normalize the yield curve,vii oil prices rose roughly 40%, peaking at $55 a barrel. In addition, the U.S. dollar fell 7.75% and 4.50% verses the euro and yen, respectively and, surprisingly, 10-year U.S. Treasury yields ended the

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 367 funds in the fund’s Lipper category, and excluding sales charges.
3 Smith Barney Social Awareness Fund | 2005 Annual Report

year almost exactly where they began. A mid-year inflation scare pushed yields up to 4.8%, only to fall back below 4.0%. Looking at the year as a whole, the worst total return performer along the U.S. Treasury yield curve was in the 2-year segment, returning a mere 0.89%. In contrast, investments in 10- and 30-year issues returned 4.90% and 8.87%, respectively.

Many events influenced the fixed-income market over the year, but none were enough to disturb the rally in the longer-dated end of the market as the curve flattened dramatically (short-term yields rising more than long-term yields). Even in the face of the Fed’s tightening cycle, ongoing demand by foreign investors, transparency by the Fed as to their intentions and timing, relatively contained inflation, and a desire to generate incremental yield, all led to better than expected performance in the 10- and 30-year sectors.

There are many issues impacting the U.S. markets that one could worry about, especially with several structural imbalances facing the markets. For example, the twin deficits used to be an issue that concerned non-U.S. investors more than those in the U.S. However, as the dollar continues its downward trend, the foreign exchange market makes this issue impossible to sidestep. To date, the dollar’s weakness has been relatively benign and there appears to be plenty of liquidity in the markets. In addition, the weak dollar should improve the U.S. trade deficit. We do not look for the floor to drop out on the relationship that keeps several nations from running trade surpluses with U.S. and buying U.S. paper. That’s because such a symbiotic relationship can go on for some time as long as both sides continue to benefit. Against this backdrop, we believe Asian central banks will continue to be buyers of dollar investments. Not until demand improves in the rest of the world and competition ensues for global capital do we expect to see this relationship reverse course. In 2004, Europe and Japan account for almost 70% of overseas purchases of long-term U.S. debt, with China and other emerging Asian economies accounting for less than 20%. The reason this is an important distinction is that the motivation for both groups is different. For the emerging economies, there exists better return from local investment and Treasury holdings past necessary levels of foreign reserves would not seem advantageous. Japan’s purchases were certainly impacted by massive currency intervention to support the value of the yen versus the dollar early in 2004, but purchases for other foreign-based investment entities (i.e., Europe and Caribbean) were more speculative in nature.

What Affected Equity Portfolio Performance

The fund’s overall asset allocation did not change substantially during the year. As a reminder, the fund normally invests between 15% and 35% of its assets in fixed-income securities. Currently, approximately 75% of the fund’s assets are invested in equity securities, with 25% in fixed income. The greater than average allocation to stocks reflects our view that interest rates are likely to move higher throughout 2005, somewhat limiting potential fixed income returns. Our outlook for rising rates also affected the equity structure of the portfolio. Starting mid-year, we reduced our financial stock holdings and now hold a smaller than market weight in this sector. Financial stocks typically do not perform as well as the broad market in a rising interest rate environment. The other significant sector shift occurred in the consumer cyclical sector, where we increased our exposure to media stocks. Media was among the worst performing industry groups in 2004, providing us an opportunity to initiate or add to existing positions at what we believed to be favorable valuations.

For the period, the fund’s largest positive contributors to performance once again represented a diverse group. Personal computer maker Dell Inc. and network storage company Network Appliance, Inc. were strong performers in an otherwise disappointing technology sector. Other top performing stocks were energy company British Petroleum, diversified industrial company Tyco, and medical technology company Guidant Corp., which agreed to be purchased by Johnson & Johnson. We continue to hold these stocks in the portfolio. Our most lamentable decision in 2004 was not owning more energy-related stocks. Energy was the best performing sector during the year and we were underweight. We have no desire to rush into additional energy stocks at current prices, but we anticipate that we may be looking for opportunities to add new holdings in this sector. Major pharmaceutical stocks Merck & Co., Inc. and Pfizer Inc. were hurt when Merck decided to pull its multi-billion dollar drug Vioxx from the market. (Pfizer sells a similar drug called Celebrex.) Computer networking company Cisco Systems, Inc., chipmaker Intel Corp. and testing equipment manufacturer Agilent Technologies, Inc. all suffered from lackluster product demand. We continue to own all of these stocks.

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What Affected Fixed Income Portfolio Performance

Portfolio duration was defensively structured over the period but maintained fairly close to the benchmark. Our outlook was for the yield curve to flatten in a bullish fashion, as we expected short-term rates to rise in response to the Fed’s tightening and longer-term securities to be more stable. In our view, shortening portfolio duration too early in the year would cause us to give up incremental yield.

Our allocation to corporate bonds decreased during the year as we sold some of our short maturity corporate securities and purchased agency hybrid mortgages with similar durations. This was done, again, with a focus on maintaining portfolio yield. Within the corporate bond sector, we added to the telecom sector in the beginning of the year, holding securities issued by Sprint Corp. and Telecom Italia. As the year progressed, BBB-rated corporates performed extremely well, which presented us the opportunity to move up in quality while giving up very little yield. For example, we sold Comcast Corp. and Target Corp. intermediate securities (rated BBB, A+) and purchased Berkshire Hathaway Inc. and Home Depot, Inc. (AAA, AA). During the period, we utilized a position in the TIPS (Treasury Inflation Protected Securities)viii market as an additional asset class within our government allocation. At the end of the period, the fund’s fixed-income sector allocation was approximately 20% in U.S. governments, 56% corporates, 22% mortgage-backed securities, and 2% in asset-backed securities. The portfolio’s duration was roughly 5.15 years.

The outperformance of the fixed-income portion of the strategy was achieved despite the fact that our defensive duration posture was not rewarded. A focus on a higher yielding portfolio, coupled with the active positioning mentioned above, enhanced results over the reporting period.

Corporate Social Responsibility Activities

On the Social Awareness front...we wanted to provide some highlights of the educational, research and advocacy activities that the Social Awareness team had participated in over the past year, such as with the New York Society of Security Analysts’ SRI Committee, where members held seminars on such topics as, “Uncommon Risk; Learning from the Insurance Industry,” “Microfinance and Securitization,” and “Venture Capital and Clean Technologies.”

In June, the United Nations Environment Program Finance Initiative (UNEP FI) Asset Management Working Group (AMWG), of which Citigroup Asset Management is one of two U.S.-based members, announced the launch of their report entitled, The Materiality of Social, Environmental and Corporate Governance Issues to Equity Pricing, whereby global sell-side analysts were requested to publish research reports that incorporate social, environmental and corporate governance criteria into their valuation of companies within seven sectors. Overall, the analysts in the report agreed that environmental, social and corporate governance issues may affect long-term shareholder value and that in some cases, those effects may be profound. Also, the majority of analysts noted difficulties in comparative analysis due to the range of reporting practices for social, environmental and corporate governance risks and opportunities.

And finally, we would like to discuss the importance of sustainability reporting standards, in line with the belief by social investors that transparency in reporting is an essential component in assessing the full profile of companies. The Social Awareness team became a signatory to the recent Social Research Analysts’ Perspectives on Corporate Sustainability Reporting Statement, in which the supporting investment firms strongly recommended the Global Reporting Initiative’s (GRI) Sustainability Reporting Guidelines to increase the credibility, comparability, and utility of this type of reporting. The Global Reporting Initiative “seeks to support global progress towards sustainable development, and through its Sustainability Reporting Guidelines, to become the generally accepted, broadly adopted worldwide framework for preparing, communicating and requesting information about corporate performance.” While this goal may seem quixotic in the short term, we believe that over the long term, meaningful reporting to shareholders will help gauge the “sustainability ” of business practices for investors. Citigroup Inc. includes Sustainability Reporting Guidelines in its reporting to shareholders in the company’s annual Global Citizenship report.

According to the American Institute of Certified Public Accountants (AICPA), there is a relationship between sustainability reporting and financial reporting: “Sustainability reporting communicates a wide range of subject matter about environmental, social and economic impacts arising from an entity’s activities, products and services. Economic impacts include, but are not limited

5 Smith Barney Social Awareness Fund | 2005 Annual Report

to, financial performance in meeting the expectations of investors and lenders. Financial reporting, on the other hand, communicates about an entity’s performance in creating value for investors and its accountability for monetary resources invested in it. Sustainability reporting and financial reporting both communicate about risks and intangibles, but do so in ways that are different and partially complementary.”

Thank you for your investment in the Smith Barney Social Awareness Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Charles P. Graves III, CFA	Ellen S. Cammer
Vice President and	Vice President and
Investment Officer	Investment Officer

Eugene J. Kirkwood
Vice President and
Investment Officer

March 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: BP PLC, Sponsored ADR (2.3%), American Express Co. (2.2%), Tyco International Ltd. (1.9%), Amgen Inc. (1.8%), Danaher Corp. (1.8%), The News Corp., Class A Shares (1.8%), Dell Inc. (1.8%), Kimberly-Clark Corp. (1.7%), Wells Fargo & Co. (1.7%) and Sysco Corp. (1.6%). Please refer to pages 12 through 17 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2005 were: Financials (20.5%), Consumer Discretionary (12.9%), Information Technology (10.9%), Healthcare (10.6%) and Industrials (10.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Also, because the fund uses social awareness criteria, there may be a smaller universe of investments. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).
vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
viii	TIPS is a bond, sold at auction and available in 10- or 30-year maturities. It receives a fixed, stated rate of return. But it also increases its principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed-income instruments with long maturities, are subject to price risk.
6 Smith Barney Social Awareness Fund | 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

7 Smith Barney Social Awareness Fund | 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2004 and held for the six months ended January 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	5.93%	$1,000.00	$1,059.30	1.11%	$5.75

Class B	5.53	1,000.00	1,055.30	1.90	9.82

Class C(4)	5.52	1,000.00	1,055.20	1.85	9.56

(1)	For the six months ended January 31, 2005.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.
8 Smith Barney Social Awareness Fund | 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,019.56	1.11%	$5.63

Class B	5.00	1,000.00	1,015.58	1.90	9.63

Class C(3)	5.00	1,000.00	1,015.84	1.85	9.37

(1)	For the six months ended January 31, 2005.
(2)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 1/31/05	4.05%	3.25%	3.28%

Five Years Ended 1/31/05	0.57	(0.23)	(0.17)

Ten Years Ended 1/31/05	9.15	8.31	8.37

Inception* through 1/31/05	9.05	8.60	7.68

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 1/31/05	(1.17)%	(1.72)%	2.29%

Five Years Ended 1/31/05	(0.46)	(0.40)	(0.17)

Ten Years Ended 1/31/05	8.59	8.31	8.37

Inception* through 1/31/05	8.59	8.60	7.68

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (1/31/95 through 1/31/05)	140.05%

Class B (1/31/95 through 1/31/05)	122.23

Class C(3) (1/31/95 through 1/31/05)	123.35

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)
Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B and C shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.
10 Smith Barney Social Awareness Fund | 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Credit Bond Index and S&P 500 Index†

January 1995 — January 2005

†
Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1995, assuming the reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2005. The Lehman Brothers Government/Credit Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

11 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments	January 31, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 73.4%
CONSUMER DISCRETIONARY — 10.7%

Distributors — 0.6%
74,600	CarMax, Inc. (a)	$2,158,178

Hotels, Restaurants & Leisure — 0.6%
58,800	Wendy’s International, Inc.	2,306,136

Media — 4.9%
36,400	Clear Channel Communications, Inc.	1,180,452
33,800	EchoStar Communications Corp., Class A Shares (a)	1,031,238
23,400	The McGraw-Hill Cos., Inc.	2,117,700
403,400	The News Corp., Class A Shares (a)	6,857,800
217,000	Time Warner Inc. (a)	3,906,000
59,600	Tribune Co.	2,382,808
38,800	Viacom Inc., Class B Shares	1,448,792

		18,924,790

Multiline Retail — 2.7%
59,100	Costco Wholesale Corp.	2,793,657
96,700	Family Dollar Stores, Inc.	3,234,615
82,700	Target Corp.	4,198,679

		10,226,951

Specialty Retail — 1.9%
102,800	The Home Depot, Inc.	4,241,528
51,600	Lowe’s Cos., Inc.	2,940,684

		7,182,212

	TOTAL CONSUMER DISCRETIONARY	40,798,267

CONSUMER STAPLES — 8.4%

Beverages — 1.1%
75,800	PepsiCo, Inc.	4,070,460

Food & Drug Retailing — 2.5%
72,000	CVS Corp.	3,337,200
179,800	Sysco Corp.	6,287,606

		9,624,806

Food Products — 1.1%
150,000	ConAgra Foods, Inc.	4,425,000

Household Products — 1.7%
99,400	Kimberly-Clark Corp.	6,511,694

Personal Products — 2.0%
79,400	Colgate-Palmolive Co.	4,171,676
70,000	The Gillette Co.	3,550,400

		7,722,076

	TOTAL CONSUMER STAPLES	32,354,036

ENERGY — 2.8%

Energy Equipment & Services — 0.5%
31,700	GlobalSantaFe Corp.	1,120,912
15,500	Noble Corp. (a)	826,925

		1,947,837

See Notes to Financial Statements. 12 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments (continued)	January 31, 2005

SHARES	SECURITY	VALUE

Oil & Gas — 2.3%
147,972	BP PLC, Sponsored ADR	$8,822,091

	TOTAL ENERGY	10,769,928

FINANCIALS — 13.3%
Banks — 4.4%
83,600	Comerica, Inc.	4,837,096
105,700	Wells Fargo & Co. (b)	6,479,410
80,600	Zions Bancorporation	5,466,292

		16,782,798

Diversified Financials — 6.0%
155,200	American Express Co. (c)	8,279,920
43,100	Freddie Mac	2,813,999
139,132	JPMorgan Chase & Co.	5,193,798
10,600	Lehman Brothers Holdings, Inc.	966,614
44,000	Merrill Lynch & Co., Inc.	2,643,080
54,300	Morgan Stanley	3,038,628

		22,936,039

Insurance — 2.9%
92,425	American International Group, Inc.	6,126,853
20	Berkshire Hathaway Inc., Class A Shares (a)	1,798,000
23,100	The Hartford Financial Services Group, Inc.	1,554,399
43,800	Nationwide Financial Services	1,618,410

		11,097,662

	TOTAL FINANCIALS	50,816,499

HEALTHCARE — 10.6%

Biotechnology — 2.0%
111,700	Amgen Inc. (a)	6,952,208
13,300	Biogen Idec Inc. (a)	863,968

		7,816,176

Healthcare Equipment & Supplies — 2.0%
80,500	Baxter International, Inc.	2,717,680
66,800	Guidant Corp.	4,842,332

		7,560,012

Healthcare Providers & Services — 0.6%
17,700	WellPoint Inc. (a)	2,150,550

Pharmaceuticals — 6.0%
46,100	Eli Lilly & Co.	2,500,464
91,600	Johnson & Johnson	5,926,520
58,200	Merck & Co., Inc.	1,632,510
196,000	Pfizer Inc.	4,735,360
150,800	Schering-Plough Corp.	2,798,848
154,600	Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,441,658
34,500	Watson Pharmaceuticals, Inc. (a)	1,029,135

		23,064,495

	TOTAL HEALTHCARE	40,591,233

See Notes to Financial Statements. 13 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments (continued)	January 31, 2005

SHARES	SECURITY	VALUE

INDUSTRIALS — 9.4%

Air Freight & Logistics — 0.9%
47,300	United Parcel Service, Inc., Class B Shares	$3,532,364

Airlines — 1.0%
250,962	Southwest Airlines Co.	3,633,930

Commercial Services & Supplies — 2.1%
98,200	Automatic Data Processing, Inc.	4,269,736
64,500	Avery Dennison Corp.	3,875,805

		8,145,541

Industrial Conglomerates — 2.7%
34,400	3M Co.	2,901,984
198,700	Tyco International Ltd.	7,181,018

		10,083,002

Machinery — 2.7%
126,000	Danaher Corp.	6,914,880
40,700	Illinois Tool Works, Inc.	3,540,086

		10,454,966

	TOTAL INDUSTRIALS	35,849,803

INFORMATION TECHNOLOGY — 10.4%
Communications Equipment — 2.0%
250,600	Cisco Systems, Inc. (a)	4,520,824
75,800	Motorola, Inc.	1,193,092
128,400	Nokia Oyj, Sponsored ADR	1,961,952

		7,675,868

Computers & Peripherals — 4.1%
163,800	Dell Inc. (a)	6,840,288
218,700	EMC Corp. (a)	2,864,970
33,000	International Business Machines Corp.	3,082,860
94,800	Network Appliance, Inc. (a)	3,018,432

		15,806,550

Electronic Equipment & Instruments — 0.4%
67,200	Agilent Technologies, Inc. (a)	1,485,792

Internet Software & Services — 0.9%
133,000	IAC/InterActive Corp. (a)	3,222,590

IT Consulting & Services — 0.4%
61,600	Accenture Ltd., Class A Shares (a)	1,604,680

Semiconductor Equipment & Products — 1.2%
8,369	Freescale Semiconductor, Inc., Class B Shares (a)	146,206
140,100	Intel Corp.	3,145,245
61,800	Texas Instruments Inc.	1,434,378

		4,725,829

Software — 1.4%
80,800	BMC Software, Inc. (a)	1,359,864
644	Computer Associates International, Inc.	17,510
299,800	Oracle Corp. (a)	4,128,246

		5,505,620

	TOTAL INFORMATION TECHNOLOGY	40,026,929

See Notes to Financial Statements. 14 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments (continued)	January 31, 2005

SHARES	SECURITY	VALUE

MATERIALS — 4.1%

Chemicals — 2.1%
67,700	Air Products and Chemicals, Inc.	$3,988,207
91,400	Praxair, Inc.	3,943,910

		7,932,117

Metal & Mining — 1.4%
182,400	Alcoa Inc.	5,382,624

Paper & Forest Products — 0.6%
57,700	International Paper Co.	2,258,955
3,012	Neenah Paper, Inc. (a)	96,053

		2,355,008

	TOTAL MATERIALS	15,669,749

TELECOMMUNICATION SERVICES — 2.4%

Diversified Telecommunication Services — 2.4%
116,900	BellSouth Corp.	3,067,456
92,600	SBC Communications Inc.	2,200,176
114,700	Verizon Communications Inc.	4,082,173

	TOTAL TELECOMMUNICATION SERVICES	9,349,805

UTILITIES — 1.3%

Electric Utilities — 1.3%
19,900	FPL Group, Inc.	1,525,136
57,600	PG&E Corp. (a)	2,016,000
44,100	The Southern Co.	1,489,257

	TOTAL UTILITIES	5,030,393

	TOTAL COMMON STOCK
	(Cost — $200,583,750)	281,256,642

FACE AMOUNT

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.0%

	Federal National Mortgage Association:
$1,500,000	Bonds, 6.250% due 5/15/29	1,774,863
	Notes:
2,000,000	4.375% due 9/15/12	2,008,470
2,000,000	4.625% due 10/15/14	2,027,664
	U.S. Treasury Bonds:
2,000,000	6.500% due 2/15/10 (b)	2,255,704
1,500,000	5.000% due 8/15/11 (b)	1,596,270
1,000,000	4.250% due 11/15/14 (b)	1,009,532
2,000,000	7.500% due 11/15/16 (b)	2,582,580
1,500,000	7.125% due 2/15/23 (b)	1,957,441

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $14,979,719)	15,212,524

See Notes to Financial Statements. 15 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments (continued)	January 31, 2005

FACE AMOUNT	RATIING(d)	SECURITY	VALUE

CORPORATE BONDS AND NOTES — 11.2%
CONSUMER DISCRETIONARY — 2.2%

Media — 1.1%
$2,000,000	BBB+	Time Warner Inc., 6.875% due 6/15/18	$2,288,638
2,000,000	BBB+	Walt Disney Co., Notes, 6.750% due 3/30/06	2,075,964

			4,364,602

Motorcycle Manufacturers — 0.3%
1,025,000	AAA	Harley Davidson Motorcycle, ABS, 2.690% due 4/15/11	1,012,558

Speciality Retail — 0.8%
3,000,000	AA	Home Depot Inc., Sr. Notes, 3.750% due 9/15/09	2,966,703

		TOTAL CONSUMER DISCRETIONARY	8,343,863

FINANCIALS — 7.2%

Financial Services — 6.7%
2,000,000	A	Countrywide Home Loans, Inc., Guaranteed Notes, 5.500% due 8/1/06	2,055,236
3,000,000	BBB-	Ford Motor Credit Corp., Notes, 5.625% due 10/1/08	3,012,198
3,000,000	BBB-	General Motors Acceptance Corp., Notes, 6.125% due 9/15/06	3,050,262
2,000,000	A	Household Finance Corp., Notes, 4.125% due 12/15/08	2,004,376
2,000,000	A+	Merrill Lynch & Co., Series C, Medium-Term Notes, 5.000% due 1/15/15	2,010,070
		Morgan Stanley:
2,000,000	A+	Notes, 7.250% due 4/1/32	2,504,784
2,000,000	A+	Series F, Sr. Medium-Term Notes, 2.795% due 1/18/08 (e)	2,004,090
2,000,000	BBB-	Sprint Capital Corp., Guaranteed Notes, 6.125% due 11/15/08	2,133,880
2,000,000	BBB+	Telecom Italia Capital SA, Guaranteed Notes, 4.950% due 9/30/14 (f)	1,981,866
2,000,000	A+	Unilever Capital Corp., Notes, 7.125% due 11/1/10	2,295,552
2,500,000	A	Wachovia Corp., Notes, 4.950% due 11/1/06	2,559,420

			25,611,734

Insurance — 0.5%
2,000,000	AAA	Berkshire Hathaway Inc., Sr. Notes, 4.850% due 1/15/15 (f)	2,021,318

		TOTAL FINANCIALS	27,633,052

INDUSTRIALS — 0.7%

Airlines — 0.1%
217,903	A+	Southwest Airlines Co., Pass-Through Certificates, Series A3, 8.700% due 7/1/11	244,841

Transportation — 0.6%
2,000,000	BBB	Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31	2,492,552

		TOTAL INDUSTRIALS	2,737,393

INFORMATION TECHNOLOGY — 0.5%

Computers & Peripherals — 0.5%
2,000,000	A+	International Business Machines Corp., Medium-Term Notes, 4.375% due 6/1/09	2,029,312

See Notes to Financial Statements. 16 Smith Barney Social Awareness Fund | 2005 Annual Report

Schedule of Investments (continued)	January 31, 2005

FACE AMOUNT	RATIING(d)	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 0.6%

Diversified Telecommunication Services — 0.6%
$2,000,000	A+	Verizon New England, Inc., Sr. Notes, 6.500% due 9/15/11	$2,205,070

		TOTAL CORPORATE BONDS AND NOTES
		(Cost — $41,907,962)	42,948,690

MORTGAGE-BACKED SECURITIES — 4.3%

		Federal Home Loan Bank:
2,695,506		5.000% due 3/1/19	2,740,604
3,000,000		4.470% due 12/1/34	2,997,963
		Federal National Mortgage Association:
1,264,698		5.500% due 9/1/18	1,306,318
2,000,000		3.500% due 1/25/25	1,977,471
499		6.500% due 3/1/29	523
3,667,679		5.500% due 9/1/34	3,738,591
2,000,001		5.000% due 10/1/34	1,997,135
2,000,000		4.110% due 2/1/35	1,991,190

		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $16,723,293)	16,749,795

REPURCHASE AGREEMENT — 6.9%

26,350,000		Interest in $598,181,000 joint tri-party repurchase agreement dated 1/31/05 with Goldman Sachs & Co., Inc., 2.490% due 2/1/05; Proceeds at maturity — $26,351,823; (Fully collateralized by various U.S. government agency obligations, 2.375% to 3.875%due 1/15/25 to 4/15/32; Market value — $26,877,008) (Cost — $26,350,000)	26,350,000

		TOTAL INVESTMENTS — 99.8% (Cost — $300,544,724*)	382,517,651
		Other Assets in Excess of Liabilities — 0.2%	598,166

		TOTAL NET ASSETS — 100.0%	$383,115,817

(a)	Non-income producing security.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	All ratings are by Standard & Poor’s Ratings Service.
(e)	Interest rate shown reflects current rate on instruments with variable rates.
(f)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

*	Aggregate cost for federal income tax purposes is $301,558,627.

See page 18 for definitions of ratings.

Abbreviations used in this schedule:
ABS — Asset-Backed Security
ADR — American Depositary Receipt

See Notes to Financial Statements. 17 Smith Barney Social Awareness Fund | 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)  — Ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB	—	Bonds rated “BB” and “B” are regarded, on balance, as predominantly speculative with respect and B
to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s.
18 Smith Barney Social Awareness Fund | 2005 Annual Report

Statement of Assets and Liabilities	January 31, 2005

ASSETS:
Investments, at value (Cost — $300,544,724)	$382,517,651
Cash	831
Dividends and interest receivable	1,199,789
Receivable for Fund shares sold	130,697
Receivable from broker — variation margin on open futures contracts	92,750
Prepaid expenses	25,177

Total Assets	383,966,895

LIABILITIES:
Payable for Fund shares reacquired	302,379
Investment advisory fee payable	179,774
Transfer agency service fees payable	175,488
Distribution plan fees payable	55,434
Trustees’ fees payable	42,843
Administration fee payable	32,687
Accrued expenses	62,473

Total Liabilities	851,078

Total Net Assets	$383,115,817

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$17,853
Capital paid in excess of par value	297,002,613
Undistributed net investment income	338,429
Accumulated net realized gain from investment transactions and futures contracts	4,097,360
Net unrealized appreciation of investments and futures contracts	81,659,562

Total Net Assets	$383,115,817

Shares Outstanding:
Class A	12,298,055

Class B	4,582,192

Class C	972,578

Net Asset Value:
Class A (and redemption price)	$21.43

Class B *	$21.51

Class C *	$21.57

Maximum Public offering Price Per Share:
Class A (based on a maximum sales charge of 5.00%)	$22.56

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements. 19 Smith Barney Social Awareness Fund | 2005 Annual Report

Statement of Operations	For the Year Ended January 31, 2005

INVESTMENT INCOME:
Dividends	$4,908,976
Interest	4,124,205
Less: Foreign withholding tax	(64,236)

Total Investment Income	8,968,945

EXPENSES:
Investment advisory fee (Note 2)	2,170,561
Distribution plan fees (Notes 2 and 4)	1,917,629
Transfer agency service fees (Notes 2 and 4)	653,265
Administration fee (Note 2)	563,362
Shareholder communications (Note 4)	115,452
Audit and legal	91,852
Trustees’ fees	49,483
Custody	40,260
Registration fees	31,007
Other	27,583

Total Expenses	5,660,454
Less: Investment advisory fee waiver (Notes 2 and 8)	(135,277)

Net Expenses	5,525,177

Net Investment Income	3,443,768

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	8,691,474
Futures contracts	1,797,919

Net Realized Gain	10,489,393

Net Change in Unrealized Appreciation/Depreciation of
Investments and Futures Contracts	153,396

Net Gain on Investments and Futures Contracts	10,642,789

Increase in Net Assets From Operations	$14,086,557

See Notes to Financial Statements. 20 Smith Barney Social Awareness Fund | 2005 Annual Report

Statement of Changes in Net Assets	For the Years Ended January 31,

	2005	2004

OPERATIONS:
Net investment income	$3,443,768	$2,706,477
Net realized gain	10,489,393	20,702,185
Net change in unrealized appreciation/depreciation	153,396	67,160,325

Increase in Net Assets From Operations	14,086,557	90,568,987

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,448,928)	(3,783,654)
Net realized gains	(13,700,141)	(854,302)

Decrease in Net Assets From Distributions to Shareholders	(17,149,069)	(4,637,956)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	30,814,479	40,462,647
Net asset value of shares issued for reinvestment of distributions	16,180,348	4,363,524
Cost of shares reacquired	(79,269,760)	(67,491,065)

Decrease in Net Assets From Fund Share Transactions	(32,274,933)	(22,664,894)

Increase (Decrease) in Net Assets	(35,337,445)	63,266,137

NET ASSETS:
Beginning of year	418,453,262	355,187,125

End of year*	$383,115,817	$418,453,262

* Includes undistributed (overdistributed) net investment income of:	$338,429	$(129,762)

See Notes to Financial Statements. 21 Smith Barney Social Awareness Fund | 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$21.59		$17.26	$20.77	$25.50		$25.79

Income (Loss) From Operations:
Net investment income	0.24		0.18	0.25	0.29	(2)	0.39
Net realized and unrealized gain (loss)	0.61		4.43	(3.50)	(4.07	)(2)	1.76

Total Income (Loss) From Operations	0.85		4.61	(3.25)	(3.78)		2.15

Less Distributions From:
Net investment income	(0.25)		(0.24)	(0.26)	(0.31)		(0.43)
Net realized gains	(0.76)		(0.04)	—	(0.64)		(2.01)

Total Distributions	(1.01)		(0.28)	(0.26)	(0.95)		(2.44)

Net Asset Value, End of Year	$21.43		$21.59	$17.26	$20.77		$25.50

Total Return(3)	4.05%		26.92%	(15.76)%	(14.99)%		8.78%

Net Assets, End of Year (000s)	$263,581		$286,640	$237,680	$308,856		$360,550

Ratios to Average Net Assets:
Expenses	1.15	%(4)	1.20%	1.25%	1.23%		1.15%
Net investment income	1.12		0.96	1.32	1.30	(2)	1.52

Portfolio Turnover Rate	42%		45%	56%	43%		36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.18%.

See Notes to Financial Statements. 22 Smith Barney Social Awareness Fund | 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$21.65		$17.31	$20.81	$25.51		$25.81

Income (Loss) From Operations:
Net investment income	0.07		0.03	0.10	0.11	(2)	0.19
Net realized and unrealized gain (loss)	0.61		4.43	(3.52)	(4.05	)(2)	1.75

Total Income (Loss) From Operations	0.68		4.46	(3.42)	(3.94)		1.94

Less Distributions From:
Net investment income	(0.06)		(0.08)	(0.08)	(0.12)		(0.23)
Net realized gains	(0.76)		(0.04)	—	(0.64)		(2.01)

Total Distributions	(0.82)		(0.12)	(0.08)	(0.76)		(2.24)

Net Asset Value, End of Year	$21.51		$21.65	$17.31	$20.81		$25.51

Total Return(3)	3.25%		25.87%	(16.45)%	(15.63)%		7.91%

Net Assets, End of Year (000s)	$98,552		$110,204	$97,729	$138,313		$191,725

Ratios to Average Net Assets:
Expenses	1.96	%(4)	2.00%	2.06%	2.00%		1.94%
Net investment income	0.31		0.16	0.51	0.50	(2)	0.73

Portfolio Turnover Rate	42%		45%	56%	43%		36%

Class C Shares(1)(5)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$21.72		$17.37	$20.89	$25.59		$25.88

Income (Loss) From Operations:
Net investment income	0.08		0.05	0.11	0.13	(2)	0.19
Net realized and unrealized gain (loss)	0.61		4.45	(3.53)	(4.07	)(2)	1.77

Total Income (Loss) From Operations	0.69		4.50	(3.42)	(3.94)		1.96

Less Distributions From:
Net investment income	(0.08)		(0.11)	(0.10)	(0.12)		(0.24)
Net realized gains	(0.76)		(0.04)	—	(0.64)		(2.01)

Total Distributions	(0.84)		(0.15)	(0.10)	(0.76)		(2.25)

Net Asset Value, End of Year	$21.57		$21.72	$17.37	$20.89		$25.59

Total Return(3)	3.28%		25.99%	(16.40)%	(15.57)%		7.94%

Net Assets, End of Year (000s)	$20,983		$21,609	$19,778	$27,282		$31,651

Ratios to Average Net Assets:
Expenses	1.88	%(6)	1.93%	2.00%	1.94%		1.93%
Net investment income	0.39		0.24	0.57	0.59	(2)	0.74

Portfolio Turnover Rate	42%		45%	56%	43%		36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class B and C shares would have been $0.12 and $0.14 for net investment income, $(4.06) and $(4.08) for net realized and unrealized loss, and 0.54% and 0.63% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.99%.
(5)	On April 29, 2004, Class L shares were renamed as Class C shares.
(6)	The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.92%.

See Notes to Financial Statements. 23 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Social Awareness Fund (“Fund”), a separate diversified investment fund of Smith Barney Equity Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the last sale price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sale price. Securities traded in over-the-counter markets, securities for which no sales price was reported and fixed-income securities are valued at the mean between the closing bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instruments, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period.

24 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net assets values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Gains

$473,351	$(473,351)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended January 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee amounting to $135,277.

SBFM also acts as the Fund’s administrator. Effective July 1, 2004, the administration fee paid by the Fund was reduced to an annual rate of 0.10% of the Fund’s average daily net assets. Prior to July 1, 2004, the Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended January 31, 2005, the Fund paid transfer agent fees of $276,937 to CTB. In addition, for the year ended Janury 31, 2005, the Fund also paid $7,081 to other Citigroup affiliates for Shareholder recordkeeping services.

25 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2005, CGM and its affiliates received sales charges of approximately $468,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2005, CDSCs paid to CGM and its affiliates were approximately $134,000 and $2,000 for the Fund’s Class B and C shares, respectively.

For the year ended January 31, 2005, CGM and its affiliates received brokerage commissions of $2,760.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$156,923,028

Sales	202,074,228

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$87,653,316
Gross unrealized depreciation	(6,694,292)

Net unrealized appreciation	$80,959,024

At January 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

To Buy: S&P 500 Index	53	3/05	$15,970,890	$15,657,525	$(313,365)

26 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the year ended January 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$676,282	$1,030,863	$210,484

For the year ended January 31, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C

Transfer Agency Service Fees	$422,607	$201,556	$29,102

For the year ended January 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$64,057	$46,406	$4,989

5. Distributions Paid to Shareholders by Class

	Year Ended January 31, 2005	Year Ended January 31, 2004

Class A
Net investment income	$3,084,701	$3,236,947
Net realized gains	9,391,243	585,579

Total	$12,475,944	$3,822,526

Class B
Net investment income	$285,735	$436,472
Net realized gains	3,573,971	224,792

Total	$3,859,706	$661,264

Class C*
Net investment income	$78,492	$110,235
Net realized gains	734,927	43,931

Total	$813,419	$154,166

*	On April 29, 2004, Class L shares were renamed as Class C shares.

27 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At January 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2005		Year Ended January 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	982,511	$21,028,910	1,382,357	$26,571,089
Shares issued on reinvestment	554,657	11,716,948	184,533	3,587,634
Shares reacquired	(2,517,581)	(53,626,310)	(2,056,237)	(39,549,940)

Net Decrease	(980,413)	$(20,880,452)	(489,347)	$(9,391,217)

Class B
Shares sold	329,921	$7,077,989	611,895	$11,756,829
Shares issued on reinvestment	175,024	3,700,107	32,037	630,972
Shares reacquired	(1,013,311)	(21,676,063)	(1,199,174)	(22,950,730)

Net Decrease	(508,366)	$(10,897,967)	(555,242)	$(10,562,929)

Class C*
Shares sold	125,989	$2,707,580	107,952	$2,134,729
Shares issued on reinvestment	35,960	763,293	7,369	144,918
Shares reacquired	(184,419)	(3,967,387)	(258,821)	(4,990,395)

Net Decrease	(22,470)	$(496,514)	(143,500)	$(2,710,748)

* On April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended January 31, was as follows:

	2005	2004

Distributions paid from:
Ordinary income	$3,448,928	$3,783,654
Net long-term capital gains	13,700,141	854,302

Total Distributions Paid	$17,149,069	$4,637,956

As of January 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$2,140,975
Undistributed long-term capital gains — net		3,034,507

Total undistributed earnings		5,175,482
Other book/tax temporary differences		274,210	*
Unrealized appreciation		80,645,659	**

Total accumulated earnings — net		$86,095,351

*	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.
**
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

28 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

29 Smith Barney Social Awareness Fund | 2005 Annual Report

Notes to Financial Statements (continued)

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

30 Smith Barney Social Awareness Fund | 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund of Smith Barney Equity Funds (“Fund”) as of January 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Social Awareness Fund of Smith Barney Equity Funds as of January 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 21, 2005

31 Smith Barney Social Awareness Fund | 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Social Awareness Fund (“Fund”) are managed under the direction of the Smith Barney Equity Fund’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Board Memberships Held by Trustee

Non-Interested Trustees:

Lee Abraham	Trustee	Since	Retired; Former Director of	27	None
13732 LeHavre Drive		1993	Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL 33410
Birth Year: 1927

Jane F. Dasher	Trustee	Since	Controller of PBK Holdings Inc.,	27	None
Korsant Partners		1999	a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Birth Year: 1949

Richard E. Hanson, Jr.	Trustee	Since	Retired; Former Head of the	27	None
2751 Vermont Route 140		1985	New Atlanta Jewish Community
Poultney, VT 05764			High School
Birth Year: 1941

Paul Hardin	Trustee	Since	Professor of Law & Chancellor	34	None
12083 Morehead		1999	Emeritus at the University of
Chapel Hill, NC 27514-8426			North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1999
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Trustee	Since	Retired	27	John Hancock Funds
13 Chadwell Place		1999
Morristown, NJ 07960
Birth Year: 1930
32 Smith Barney Social Awareness Fund | 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Board Memberships Held by Trustee

Interested Trustee:

R. Jay Gerken, CFA **	Chairman,	Since	Managing Director of Citigroup	219	None
Citigroup Asset Management	President and	2002	Global Markets Inc. (“CGM”);
(“CAM”)	Chief Executive		Chairman, President and Chief
399 Park Avenue, 4th Floor	Officer		Executive Officer of Smith
New York, NY 10022			Barney Fund Management LLC
Birth Year: 1951			(“SBFM”), Travelers Investment
Adviser, Inc. (“TIA”) and Citi
Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”);
Formerly Portfolio Manager of
Smith Barney Allocation Series
Inc. (from 1996 to 2001) and
Smith Barney Growth and Income
Fund (from 1996 to 2000)

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM ; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief Adminis-
125 Broad Street, 11th Floor	and Chief		trative Officer of mutual funds
New York, NY 10004	Administrative		associated with Citigroup; Head
Birth Year: 1956	Officer		of International Funds Adminis-
tration of CAM (from 2001 to
2003); Director of Global Funds
Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration
of CAM (from 1998 to 2000)

Robert J. Brault	Chief	Since	Director of CGM; Chief Financial	N/A	N/A
CAM	Financial	2004	Officer and Treasurer of certain
125 Broad Street, 11th Floor	Officer and		mutual funds associated with
New York, NY 10004	Treasurer		Citigroup; Director of Internal
Birth Year: 1965			Control for CAM U.S. Mutual
Fund Administration (from 2002
to 2004); Director of Project
Management & Information
Systems for CAM U.S. Mutual
Fund Administration (from 2000
to 2002); Vice President of
Mutual Fund Administration at
Investors Capital Services
(from 1999 to 2000)

Ellen S. Cammer	Vice President	Since	Managing Director of CAM ;	N/A	N/A
CAM	and	1996	Investment Officer of SBFM
399 Park Avenue, 4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1954
33 Smith Barney Social Awareness Fund | 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Board Memberships Held by Trustee

Charles P. Graves III, CFA	Vice President	Since	Investment Officer of SBFM;	N/A	N/A
CAM	and	2001	Managing Director of CAM
100 First Stamford Place	Investment
7th Floor	Officer
Stamford, CT 06902
Birth Year: 1962

Eugene J. Kirkwood	Vice	Since	Director of CAM ; Investment	N/A	N/A
CAM	President and	2003	Officer of SBFM
399 Park Avenue, 4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1944

Andrew Beagley	Chief	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-Money	2002	Director of Compliance, North
399 Park Avenue, 4th Floor	Laundering		America, CAM (since 2000);
New York, NY 10022	Compliance		Chief Anti-Money Laundering
Birth Year: 1962	Officer		Compliance Officer, Chief
Compliance Officer and Vice
	Chief	Since	President of certain mutual
	Compliance	2004	funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa,
CAM (from 1999 to 2000);
Chief Compliance Officer, SBFM,
CFM, TIA, Salomon Brothers
Asset Management Limited,
Smith Barney Global Capital
Management Inc.

Robert I. Frenkel	Secretary and	Since	Managing Director and General	N/A	N/A
CAM	Chief Legal	2003	Counsel of Global Mutual Funds
300 First Stamford Place	Officer		for CAM and its predecessor
4th Floor			(since 1994); Secretary and
Stamford, CT 06902			Chief Legal Officer of mutual
Birth Year: 1954			funds associated with Citigroup

—————
*	Each Trustee and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
34 Smith Barney Social Awareness Fund | 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2005:

Record Date:		Quarterly
Payable Date:		Quarterly

Qualified Dividend Income for Individuals		100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations		100.00%

Interest from Federal Obligations		5.85%

Record Date:	7/27/2004	12/14/2004
Payable Date:	7/30/2004	12/17/2004

Long-Term Capital Gain Dividend	$0.4504	$0.3093

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

35 Smith Barney Social Awareness Fund | 2005 Annual Report

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SMITH BARNEY SOCIAL AWARENESS FUND

	TRUSTEES	OFFICERS (continued)
	Lee Abraham Jane F. Dasher R. Jay Gerken, CFA	Robert I. Frenkel Secretary and Chief Legal Officer
Chairman
	Richard E. Hanson, Jr.	INVESTMENT ADVISER
	Paul Hardin	AND ADMINISTRATOR
	Roderick C. Rasmussen	Smith Barney Fund Management LLC
John P. Toolan
DISTRIBUTORS
	OFFICERS	Citigroup Global Markets Inc.
	R. Jay Gerken, CFA	PFS Distributors, Inc.
President and
	Chief Executive Officer	CUSTODIAN
State Street Bank and
	Andrew B. Shoup	Trust Company
Senior Vice President and
	Chief Administrative Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
	Robert J. Brault	125 Broad Street, 11th Floor
	Chief Financial Officer	New York, New York 10004
and Treasurer
SUB-TRANSFER AGENTS
	Ellen S. Cammer	PFPC Inc.
	Vice President and	P.O. Box 9699
	Investment Officer	Providence, Rhode Island
02940-9699
Charles P. Graves III, CFA
	Vice President and	Primerica Shareholder Services
	Investment Officer	P.O. Box 9662
Providence, Rhode Island
	Eugene J. Kirkwood	02940-9662
Vice President and
Investment Officer

Andrew Beagley Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Smith Barney Equity Funds

Smith Barney Social Awareness Fund

The Fund is a separate investment fund of the Smith Barney Equity Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds — Smith Barney Social Awareness Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.	FD0912 3/05	05-8092

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Equity Funds were $31,500 and $31,500 for the years ended 1/31/05 and 1/31/04.

(b)	Audit-Related Fees for the Smith Barney Equity Funds were $0 and $0 for the years ended 1/31/05 and 1/31/04.

(c)	Tax Fees for Smith Barney Equity Funds of $2,100 and $2,100 for the years ended 1/31/05 and 1/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Equity Funds.

(d)	All Other Fees for Smith Barney Equity Funds of $0 and $0 for the years ended 1/31/05 and 1/31/04.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Equity Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 1/31/05 and 1/31/04; Tax Fees were 100% and 100% for the years ended 1/31/05 and 1/31/04; and Other Fees were 100% and 100% for the years ended 1/31/05 and 1/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Equity Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Equity Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 1/31/05 and 1/31/04.

(h)	Yes. The Smith Barney Equity Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Equity Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto. Exhibit 99.CODE ETH (b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Equity Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Equity Funds

Date: April 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Equity Funds

Date: April 7, 2005

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Equity Funds

Date: April 7, 2005